                                                                   Exhibit 10.36

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, is dated as of February 27, 2004 (this "AMENDMENT"), among the following:

                  (i)      Hawk Corporation, a Delaware corporation ("HAWK");

                  (ii) each of the other Borrowers and Guarantors party to the Credit Agreement referred to below;

                  (iii) the Lenders party to the Credit Agreement referred to below; and

                  (iv) JPMorgan Chase Bank, as arranger, Agent and collateral agent for the Lenders (in such capacities, together with its successors in such capacities, the "AGENT") and as Issuing Bank (defined herein).

         PRELIMINARY STATEMENTS:

         WHEREAS, Hawk, the other Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement, dated as of October 18, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement); and

         WHEREAS, the parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         Section 1.        Amendments.

         1.1. Amendment to Section 1.01 - Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

                  "AMENDMENT NO. 1" means Amendment No. 1 dated as of February 27, 2004 to this Agreement by and among Hawk, the Borrowers, the Guarantors, the Lenders and the Agent.

         1.2. Amendment to Section 1.01 - Definitions - EBITDA. The definition of "EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

          plus (viii) discontinued operations charges properly accounted for under GAAP related to Hawk's Motor division not to exceed the amounts reported on Hawk's 2004 Quarterly Model previously provided by Hawk to the Agent.

         1.3. Amendment to Section 1.01 - Definitions - Indebtedness. The definition of "Indebtedness" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

         PROVIDED that the Indebtedness of S.K. Wellman Holdings, Inc. and its Subsidiaries shall not include Chinese acceptances of such Subsidiaries to the extent such acceptances are cash collateralized.

         1.4. Amendment to Financial Covenants. Sections 8.01, 8.02 and 8.03 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  SECTION 8.01 MINIMUM FIXED CHARGE COVERAGE RATIO. Hawk shall not permit the Fixed Charge Coverage Ratio to be less than (a) 1.05 to
         1.00 as of the end of any Fiscal Quarter for the Fiscal Quarters ending March 31, 2003 through and including December 31, 2003; (b) 1.00 to
         1.00 as of the end of any Fiscal Quarter for the Fiscal Quarters ending March 31, 2004 through and including December 31, 2004; and (c) 1.10 to
         1.00 as of the end of the Fiscal Quarter ending March 31, 2005 and each Fiscal Quarter thereafter.

                  SECTION 8.02 MINIMUM EBITDA. (a) Hawk shall not permit EBITDA for Fiscal Year ended December 31, 2002 to be less than 95% of the projected EBITDA as set forth in Hawk's August 31, 2002 projections; and (b) Hawk shall not permit EBITDA for Fiscal Year ended December 31, 2004 to be less than 90% of projected EBITDA as set forth in Hawk's February 2004 projections previously provided by Hawk to the Agent.

                  SECTION 8.03 MAXIMUM LEVERAGE RATIO. Hawk shall not permit the Leverage Ratio at any time to exceed the ratio set forth below for the periods set forth below:

                       PERIOD                                    RATIO
                       ------                                    -----
On the Closing Date and for the Fiscal Quarter ending
December 31, 2002                                             4.85 to 1.00

For the Fiscal Quarters ending March 31, 2003 and June 30,
2003                                                          4.25 to 1.00

For the Fiscal Quarters ending September 30, 2003 and
December 31, 2003                                             4.00 to 1.00

For the Fiscal Quarters ending March 31, 2004, June 30,
2004, September 30, 2004 and December 31, 2004                4.25 to 1.00

For the Fiscal quarter ending March 31, 2005 and
thereafter                                                    3.00 to 1.00


         Section 2. Consents. Notwithstanding Sections 6.01, 6.02, 7.01, 7.02 and 7.03 of the Credit Agreement to the contrary, the Required Lenders hereby consent to the dispositions of the stock or all or substantially all of the assets of Hawk Motors, Inc. and its Subsidiaries and of the real estate located at the Brookpark, Ohio facility of S.K. Wellman Corp., provided that (i) such dispositions are made pursuant to agreements, terms and conditions acceptable to the Agent and the Required Lenders in their sole discretion, and (ii) the proceeds of such dispositions are

                                       2
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applied to the outstanding Loans in the manner provided in the Credit Agreement or such other manner as may be agreed by the parties hereto. The consents set forth in this paragraph are limited consents and shall not be construed to effect a consent with respect to or waiver of any other provision of the Credit Agreement, whether similar or dissimilar to the foregoing, or under any other circumstances.

         Section 3. Representations and Warranties. Hawk, each other Borrower and each Guarantor hereby represents and warrants as follows:

         3.1. Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of Hawk, each other Borrower and each Guarantor, has been duly executed and delivered by a duly authorized officer of Hawk, each other Borrower and each Guarantor, and constitutes the valid and binding agreement of Hawk, each other Borrower and each Guarantor, and is enforceable against Hawk, each other Borrower and each Guarantor in accordance with its terms.

         3.2. Representations and Warranties. The representations and warranties of Hawk, each other Borrower and each Guarantor contained in the Credit Agreement and in the other Facility Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         3.3. No Event of Default. Both before and after giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.

         3.4. Compliance. Hawk, each other Borrower and each Guarantor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Facility Documents to which it is a party.

         3.5. No Claims. Hawk, the other Borrowers and the Guarantors are not aware of any claim or offset against, or defense or counterclaim to, any of their respective obligations or liabilities under the Credit Agreement or any other Facility Document.

         Section 4. Ratifications.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         Section 5. Binding Effect.

         This Amendment (including without limitation the consents set forth in section 2 above) shall become effective on the date first set forth above (the "AMENDMENT EFFECTIVE DATE") subject to the satisfaction of each of the following conditions:

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                           (a)      Hawk, each other Borrower, each Guarantor,
         the Agent and the Required Lenders shall have delivered an executed counterpart of this Amendment to the Agent;

                           (b) the representations and warranties contained herein shall be true and correct as of such date;

                           (c) Hawk shall have paid all reasonable legal fees and expenses of the Agent in connection with this Amendment and the documents executed in connection therewith;

                           (d) All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Agent and the Lenders and the Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Agent or its special counsel or any Lender may reasonably request; and

                           (e) Hawk shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Agent and the Lenders.

         Section 6. Miscellaneous.

         6.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Lender or any subsequent Loan or other financial accommodation shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

         6.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.4. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws provisions.

         6.5. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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         6.6.     Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

         6.7. Waiver of Claims. Hawk, each other Borrower and each Guarantor, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Hawk, each other Borrower and each Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         6.8. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]

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

         6.9. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER FACILITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                 BORROWERS:

                                 HAWK CORPORATION
                                 ALLEGHENY CLEARFIELD, INC.
                                 FRICTION PRODUCTS CO.
                                 HAWK MOTORS, INC.
                                 HELSEL, INC.
                                 LOGAN METAL STAMPINGS, INC.
                                 NET SHAPE TECHNOLOGIES LLC
                                 QUARTER MASTER INDUSTRIES, INC.
                                 S.K. WELLMAN CORP.
                                 SINTERLOY CORPORATION
                                 TEX RACING ENTERPRISES, INC.


                                 By: /s/ Joseph J. Levanduski
                                     -------------------------------------------
                                     Joseph J. Levanduski
                                     Vice President - Chief Financial Officer

                                 GUARANTORS:

                                 S.K. WELLMAN HOLDINGS, INC.
                                 HAWK PRECISION COMPONENTS GROUP, INC.
                                 HAWK MIM, INC.
                                 WELLMAN PRODUCTS GROUP, INC.

                                 By: /s/ Joseph J. Levanduski
                                     -------------------------------------------
                                     Joseph J. Levanduski
                                     Vice President - Chief Financial Officer

                                 AGENT:

                                 JPMORGAN CHASE BANK, as Administrative and
                                 Collateral Agent, Issuing Bank and Arranger

                                 By: /s/ Dale A. Pensgen
                                     -------------------------------------------
                                     Dale A. Pensgen
                                     Vice President

                                 LENDERS:

                                 JPMORGAN CHASE BANK

                                 By: /s/ Dale A. Pensgen
                                     -------------------------------------------
                                     Dale A. Pensgen
                                     Vice President

                                 PNC BANK, NATIONAL ASSOCIATION

                                 By: /s/ Stephen W. Boyd
                                     -------------------------------------------
                                 Name: Stephen W. Boyd
                                 Title: Vice President

                                 FLEET CAPITAL CORP.

                                 By: /s/ Sandra J. Evans
                                     -------------------------------------------
                                 Name: Sandra J. Evans
                                 Title: Sr. Vice President